Financial Data

AT&T Inc.
Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Three Months Ended
	3/31/2010	3/31/2009	% Chg
Operating Revenues
Wireless service	$12,850	$11,646	10.3%
Voice	7,479	8,503	-12.0%
Data	6,631	6,281	5.6%
Directory	1,041	1,249	-16.7%
Other	2,648	2,892	-8.4%
Total Operating Revenues	30,649	30,571	0.3%

Operating Expenses
Cost of services and sales (exclusive of
depreciation and amortization shown separately below)	12,329	12,195	1.1%
Selling, general and administrative	7,484	7,753	-3.5%
Depreciation and amortization	4,826	4,886	-1.2%
Total Operating Expenses	24,639	24,834	-0.8%
Operating Income	6,010	5,737	4.8%
Interest Expense	767	849	-9.7%
Equity in Net Income of Affiliates	217	137	58.4%
Other Income (Expense) - Net	(22)	(15)	-46.7%
Income Before Income Taxes	5,438	5,010	8.5%
Income Taxes	2,876	1,809	59.0%
Net Income	2,562	3,201	-20.0%
Less: Net Income Attributable to Noncontrolling Interest	(87)	(75)	-16.0%
Net Income Attributable to AT&T	$2,475	$3,126	-20.8%

Basic Earnings Per Share Attributable to AT&T	$0.42	$0.53	-20.8%
Weighted Average Common
Shares Outstanding (000,000)	5,905	5,896	0.2%

Diluted Earnings Per Share Attributable to AT&T	$0.42	$0.53	-20.8%
Weighted Average Common
Shares Outstanding with Dilution (000,000)	5,935	5,922	0.2%

Financial Data

AT&T Inc.
Statements of Segment Income
Dollars in millions
Unaudited
	Three Months Ended

Wireless	3/31/2010	3/31/2009	% Chg
Segment Operating Revenues
Service	$12,850	$11,646	10.3%
Equipment	1,047	1,192	-12.2%
Total Segment Operating Revenues	13,897	12,838	8.2%

Segment Operating Expenses
Operations and support	8,183	7,886	3.8%
Depreciation and amortization	1,558	1,499	3.9%
Total Segment Operating Expenses	9,741	9,385	3.8%
Segment Operating Income	4,156	3,453	20.4%
Equity in Net Income of Affiliates	13	-	-
Segment Income	$4,169	$3,453	20.7%

Segment Operating Income Margin	29.9%	26.9%

Wireline
Segment Operating Revenues
Voice	$7,479	$8,503	-12.0%
Data	6,631	6,281	5.6%
Other	1,311	1,377	-4.8%
Total Segment Operating Revenues	15,421	16,161	-4.6%

Segment Operating Expenses
Operations and support	10,612	10,928	-2.9%
Depreciation and amortization	3,099	3,176	-2.4%
Total Segment Operating Expenses	13,711	14,104	-2.8%
Segment Operating Income	1,710	2,057	-16.9%
Equity in Net Income of Affiliates	5	3	66.7%
Segment Income	$1,715	$2,060	-16.7%

Segment Operating Income Margin	11.1%	12.7%

Advertising Solutions
Segment Operating Revenues	$1,041	$1,249	-16.7%

Segment Operating Expenses
Operations and support	675	721	-6.4%
Depreciation and amortization	138	176	-21.6%
Total Segment Operating Expenses	813	897	-9.4%
Segment Income	$228	$352	-35.2%

Segment Income Margin	21.9%	28.2%

Other
Segment Operating Revenues	$290	$323	-10.2%
Segment Operating Expenses	374	448	-16.5%
Segment Operating Income (Loss)	(84)	(125)	32.8%
Equity in Net Income of Affiliates	199	134	48.5%
Segment Income	$115	$9	-

Segment Income Margin	39.7%	2.8%

Financial Data

AT&T Inc.
Consolidated Balance Sheets
Dollars in millions except per share amounts
	3/31/10	12/31/09
	Unaudited

Assets
Current Assets
Cash and cash equivalents	$2,617	$3,802
Accounts receivable - net of allowances for
doubtful accounts of $1,125 and $1,205	14,167	14,978
Prepaid expenses	1,820	1,572
Deferred income taxes	1,293	1,274
Other current assets	2,465	2,708
Total current assets	22,362	24,334
Property, Plant and Equipment - Net	99,360	100,093
Goodwill	73,052	73,259
Licenses	49,028	48,759
Customer Lists and Relationships - Net	6,624	7,420
Other Intangible Assets - Net	5,680	5,644
Investments in Equity Affiliates	3,278	2,921
Other Assets	6,317	6,322
Total Assets	$265,701	$268,752

Liabilities and Stockholders' Equity
Current Liabilities
Debt maturing within one year	$9,437	$7,361
Accounts payable and accrued liabilities	18,087	20,999
Advanced billing and customer deposits	4,061	4,170
Accrued taxes	2,639	1,696
Dividends payable	2,482	2,479
Total current liabilities	36,706	36,705
Long-Term Debt	60,024	64,720
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	25,520	23,803
Postemployment benefit obligation	27,709	27,849
Other noncurrent liabilities	13,276	13,350
Total deferred credits and other noncurrent liabilities	66,505	65,002
Stockholders' Equity
Common stock ($1 par value)	6,495	6,495
Additional paid-in-capital	91,557	91,707
Retained earnings	39,373	39,366
Treasury stock (at cost)	(21,137)	(21,260)
Accumulated other comprehensive loss	(14,265)	(14,408)
Noncontrolling interest	443	425
Total stockholders' equity	102,466	102,325
Total Liabilities and Stockholders' Equity	$265,701	$268,752

Financial Data

AT&T Inc.
Consolidated Statements of Cash Flows
Dollars in millions, increase (decrease) in cash and cash equivalents
Unaudited	Three months ended
	March 31,
	2010	2009
Operating Activities
Net income	$2,562	$3,201
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation and amortization	4,826	4,886
Undistributed earnings from investments in equity affiliates	(201)	(124)
Bad debt expense	350	509
Deferred income tax expense	1,612	126
Net loss from impairment and sale of investments	50	82
Changes in operating assets and liabilities:
Accounts receivable	461	573
Other current assets	88	(51)
Accounts payable and accrued liabilities	(2,084)	(1,931)
Net income attributable to noncontrolling interest	(87)	(75)
Other - net	(324)	719
Total adjustments	4,691	4,714
Net Cash Provided by Operating Activities	7,253	7,915

Investing Activities
Construction and capital expenditures
Capital expenditures	(3,156)	(3,173)
Interest during construction	(184)	(185)
Acquisitions, net of cash acquired	(178)	-
Dispositions	1	181
Sales of securities net of investments	(20)	15
Other	8	5
Net Cash Used in Investing Activities	(3,529)	(3,157)

Financing Activities
Net change in short-term borrowings with
original maturities of three months or less	323	(3,909)
Issuance of long-term debt	-	5,450
Repayment of long-term debt	(2,512)	(1,261)
Issuance of treasury stock	3	1
Dividends paid	(2,479)	(2,416)
Other	(244)	(603)
Net Cash Used in Financing Activities	(4,909)	(2,738)
Net increase (decrease) in cash and cash equivalents	(1,185)	2,020
Cash and cash equivalents beginning of year	3,802	1,792
Cash and Cash Equivalents End of Period	$2,617	$3,812

Financial Data

AT&T Inc.
Supplementary Operating and Financial Data
Dollars in millions except per share amounts
Unaudited	Three Months Ended
	3/31/2010	3/31/2009	% Chg

Wireless
Wireless Customers (000)	86,987	78,232	11.2%
Net Customer Additions (000)	1,857	1,223	51.8%
M&A Activity, Partitioned Customers and Other Adjs. (000)	10	-
Total Churn7	1.30%	1.56%	-26 BP
Postpaid Customers (000)7	65,108	60,535	7.6%
Net Postpaid Customer Additions (000)7	512	897	-42.9%
Postpaid Churn7	1.07%	1.15%	-8 BP
Licensed POPs (000,000)	307	306	0.3%

In-Region Wireline 1
Total Consumer Revenue Connections (000)
Retail Consumer Voice Connections 2	26,633	29,969	-11.1%
Consumer Wired Broadband Connections 3	13,989	13,344	4.8%
Video Connections: 4
Satellite Connections	2,127	2,205	-3.5%
U-verse Video Connections	2,295	1,329	72.7%
Total Consumer Revenue Connections (000)	45,044	46,847	-3.8%

Net Consumer Revenue Connection Changes (000)	(243)	(196)	-24.0%

Broadband and Video
Total Broadband Connections (000) 5	17,532	16,736	4.8%
Net Broadband Connection Changes (000) 5	278	471	-41.0%
Total Video Connections (000) 4	4,423	3,534	25.2%
Net Video Connection Changes (000) 4	184	299	-38.5%

AT&T Inc.
Construction and capital expenditures
Capital expenditures	$3,156	$3,173	-0.5%
Interest during construction	$184	$185	-0.5%
Dividends Declared per Share	$0.4200	$0.4100	2.4%
End of Period Common Shares Outstanding (000,000)	5,909	5,900	0.2%
Debt Ratio 6	40.4%	43.2%	-280 BP
Total Employees	276,280	294,600	-6.2%

1	In-region wireline represents access lines served by AT&T's incumbent local exchange companies.
2	Includes consumer U-verse Voice over IP connections.
3	Consumer Wired Broadband Connections include DSL lines, U-verse High Speed Internet access and satellite broadband.
4	Video connections include sales under agency agreements with EchoStar and DirecTV customers and U-verse connections.
5	Total broadband connections include DSL lines, U-verse High Speed Internet access, satellite broadband and 3G LaptopConnect cards.
6	Total long-term debt plus debt maturing within one year divided by total debt plus total stockholders' equity.
7	Prior year amounts restated to conform to current period reporting methodology.
Note: For the end of 1Q10, total switched access lines were 48,083, retail business switched access lines totaled 19,854, and wholesale and coin switched access lines totaled 2,741.